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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  February 23, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.
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        Delaware                                         36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


    201 North Tryon Street, Charlotte, North Carolina                   28255
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Address of principal executive offices                                (Zip Code)



                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.    Other Events

           Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

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ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
-----------                                      -----------
       (99)                                      Collateral Term Sheets
                                                 prepared by Banc of America
                                                 Securities LLC in connection
                                                 with Banc of America Mortgage
                                                 Securities, Inc., Mortgage
                                                 Pass-Through Certificates,
                                                 Series 2004-2


                                       -3-


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           Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BANC OF AMERICA MORTGAGE
                                              SECURITIES, INC.


February 23, 2004

                                              By:     /s/ Judy Lowman
                                                     ---------------------
                                                     Judy Lowman
                                                     Vice President

                                       -4-


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                                INDEX TO EXHIBITS

                                                              Paper (P) or
Exhibit No.      Description                                  Electronic (E)
-----------      -----------                                  --------------
   (99)          Collateral Term Sheets                              E
                 prepared by Banc of America
                 Securities LLC in connection
                 with Banc of America Mortgage
                 Securities, Inc., Mortgage Pass-
                 Through Certificates, Series 2004-2


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